UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/8/2013

LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24274

CALIFORNIA	33-0361285
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4370 La Jolla Village Drive, Suite 400, San Diego, California 92122
(Address of principal executive offices, including zip code)

(858) 207-4264
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

On January 8, 2013, the Board of Directors of La Jolla Pharmaceutical Company (the "Company"), approved the engagement of Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the Company's independent registered public accountant to audit the Company's financial statements for the fiscal year ended December 31, 2012. Also on January 8, 2013 the Board of Directors dismissed BDO USA, LLP ("BDO") as the Company's independent registered public accountant.

The reports of BDO on the Company's financial statements, as of and for the fiscal years ended December 31, 2011 and December 31, 2010, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that each of these reports contained an explanatory paragraph expressing substantial doubt as to the company's ability to continue as a going concern as a result of recurring losses and a large accumulated deficit.

During the fiscal years ended December 31, 2012, 2011 and 2010, and from January 1, 2013 through January 8, 2013: (1) the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, for which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports; and (2) there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2012, 2011 and 2010, and from January 1, 2013 through January 8, 2013, the Company did not consult with Squar Milner regarding: (1) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC"). BDO has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed with this report on Form 8-K:

      Exhibit 16.1 Letter from BDO to the SEC dated January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: January 14, 2013	By:	/s/ George Tidmarsh
George Tidmarsh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-16.1	Letter from BDO to the SEC dated January 9, 2012.